F&M BANCORP            ACCOUNT ELECTION FORM        Shareowner Services(SM)
                                                    PO Box 64863
                                                    St. Paul, MN 55164-0863
                                                    1-800-468-9716

PLEASE NOTE: ONLY COMPLETE THOSE SECTIONS OF THE FORM THAT APPLY TO THE CHANGE OR CHANGES YOU WOULD LIKE TO MAKE. THE SIGNATURES SECTION OF THIS FORM MUST ALWAYS BE COMPLETED.
--------------------------------------------------------------------------------
                                       |             ACCOUNT NUMBER
                                       |
                                        ----------------------------------------
                                       |
                                       |
                                       |
---------------------------------------
IF YOUR ADDRESS IS INCORRECT, PLEASE
COMPLETE THE CHANGE OF ADDRESS SECTION
OF THIS FORM AND RETURN IT TO WELLS FARGO
SHAREOWNER SERVICES(SM).

--------------------------------------------------------------------------------
CHANGE OF ADDRESS
--------------------------------------------------------------------------------
                                PLEASE PROVIDE YOUR DAY AND EVENING PHONE
                                NUMBERS TO ASSIST US IN PROCESSING YOUR REQUEST.

-------------------------------
Street Address or PO Box             Days:
                                     [ ] [ ] [ ] - [ ] [ ] [ ] - [ ] [ ] [ ] [ ]

                                     Evenings:
-------------------------------      [ ] [ ] [ ] - [ ] [ ] [ ] - [ ] [ ] [ ] [ ]
Apartment/Suite Number


-------------------------------
City        State      Zip Code


--------------------------------------------------------------------------------
DIVIDENDS
--------------------------------------------------------------------------------
IF YOU WOULD LIKE TO CHANGE YOUR REINVESTMENT OPTION, PLEASE CHECK THE APPROPRIATE BOX BELOW.

[ ] FULL DIVIDEND REINVESTMENT. (Internal use only - RD) I wish to reinvest all dividends from all shares registered in my name and held in my Plan account to purchase additional shares of F&M Bancorp common stock.

[ ] PARTIAL DIVIDEND REINVESTMENT. (Internal use only - RX) I wish to reinvest only a portion of dividends from stocks registered in my name and held in my Plan account to purchase additional shares of F&M Bancorp common stock.

    REMEMBER TO INDICATE THE PERCENTAGE OF DIVIDENDS TO BE RECEIVED IN CASH.

    _________ % OF DIVIDENDS TO BE REINVESTED IN F&M BANCORP COMMON STOCK
                (INCREMENTS OF 10%)
                 -----------------

    _________ % OF DIVIDENDS TO BE RECEIVED IN CASH (INCREMENTS OF 10%)
                                                     -----------------

    THE COMBINED TOTAL OF THE TWO PERCENTAGES ABOVE MUST EQUAL 100%.
                                                    ---------------



[ ] CASH PAYMENTS ONLY. (NO DIVIDEND REINVESTMENT). (Internal use only - RP) All dividends from all shares registered in my name and held in my Plan account will be paid directly to me in cash.


            ***UNDER EACH OF THE REINVESTMENT OPTIONS LISTED ABOVE,
               YOU MAY MAKE OPTIONAL CASH INVESTMENTS AT ANY TIME.***

--------------------------------------------------------------------------------
AUTOMATIC CASH WITHDRAWAL AND INVESTMENT (ACH)
--------------------------------------------------------------------------------

To have your cash investment automatically withdrawn from your checking or savings account each month, provide the information requested below.

                          DIAGRAM OF SAMPLE BANK CHECK
--------------------------------------------------------------------------------

     Your Name                                        _____________________ 1001
     123 Your Street                                           Date
     Anytown, ST 99999-9999

     Pay to the order of: _______***VOID***____________________$  XX.XX

            XX Dollars and ------------------------00/XX
        -------------------------------------------------------------------

               |:09000019|                               3572985094|| 1001
--------------------------------------------------------------------------------
          Bank (ABA) Routing Number                     Bank Account Number


[ ] Please discontinue my automatic investments. (Remember to have all owners sign the form.)


[ ] I would like to change the amount withdrawn from my bank account. (Fill out the Authorization portion of this section and have all owners sign the form.)

--------------------------------------------------------------------------------
BANK ACCOUNT INFORMATION
------------------------
            [ ] Checking     [ ] Savings

PLEASE ATTACH A VOIDED CHECK OR ACCOUNT DEPOSIT SLIP FOR ACCOUNT VERIFICATION.

___________________________________________________________
Name of Financial Institution

___________________________________________________________
Bank Account Number                          Bank Telephone

_____   _____   _____   _____   _____   _____   _____   _____   _____
ABA Routing Number* - Number ALWAYS begins with 0, 1, 2 or 3

___________________________________________________________
Mailing Address of Bank

___________________________________________________________
City                                           State    Zip

AUTHORIZATION
-------------

I(we) hereby authorize Wells Fargo Bank Minnesota, N.A. to electronically withdraw from my(our) account

$____________.00 per month ($100.00 minimum/$3,000.00 monthly maximum) for investment under the terms of the Plan. This authority remains in effect until I cancel it in writing. If your account has been previously authorized for telephone transaction privileges, you can cancel by calling Shareowner Services at 1-800-468-9716. Please see Telephone Transaction Privileges section to establish telephone privileges.

I have attached a voided check or deposit slip.

Note: A medallion signature guarantee is necessary if the name(s) on the bank
        -----------------------------
      account is/are different from the name(s) on the shareowner account.

      * Please contact your bank or financial institution to verify your ABA number. Electronic withdrawals can only be made from banks or financial institutions operating in the United States. All withdrawals must be made in U.S. funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELEPHONE TRANSACTION PRIVILEGES
--------------------------------------------------------------------------------

[ ] By checking here, I hereby authorize Wells Fargo Bank Minnesota, N.A. to establish telephone privileges for my account within the restrictions set forth in the Plan. My choice for 4-digit NUMERIC Personal Identification Number (PIN) is:
                                                                 [ ] [ ] [ ] [ ]

--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------

IMPORTANT: ALL JOINT OWNERS MUST SIGN.

By signing this form, I (we) certify that I (we) have received and read the prospectus describing the F&M Bancorp Direct Purchase and Dividend Reinvestment Plan and hereby request that my (our) Plan account be modified to reflect all the elections made above. I understand that participation is subject to the terms and conditions of the Plan as set forth in the brochure.

For joint owners: I understand that if "Telephone Transaction Privileges" is completed above, Wells Fargo Bank Minnesota, N.A. will be authorized to effect transactions in my Plan account (including sales of shares held in the account) pursuant to telephone instructions of the joint owner of the account without any approval or other action on my part.

______________________________________________________
Stockholder Signature                             Date

______________________________________________________
2nd Stockholder Signature (if joint ownership)    Date

______________________________________________________
3rd Stockholder Signature (if joint ownership)    Date